UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

GCP Applied Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 GCP GCP APPLIED TECHNOLOGIES INC. 2022 ANNUAL MEETING OF STOCKHOLDERS Tuesday, May 3, 2022 10:00 a.m. (ET) To be held Virtual Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 3, 2022. Notice is hereby given that the 2022 Annual Meeting of Stockholders of GCP Applied Technologies Inc. will be held virtual on Tuesday, May 3, 2022 at 10:00 a.m. (ET). This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at www.proxydocs.com/gcp If you want to receive a paper copy or an email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 20, 2022 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3: 1. Election of Directors: 01Simon M. Bates06Marran H. Ogilvie 02Peter A. Feld07Andrew M. Ross 03Janet Plaut Giesselman08Linda J. Welty 04Clay H. Kiefaber09Robert H. Yanker 05Armand F. Lauzon 2. To ratify the appointment of PricewaterhouseCoopers LLP as GCP’s independent registered public accounting firm for 2022; 3.To approve, on an advisory, non-binding basis, the compensation of GCP’s named executive officers, as described in the accompanying Proxy Statement; and 4.Any other business properly brought before the Annual Meeting or any postponement or adjournment thereof. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/gcp Use the Internet to vote your proxy 24 hours a day, 7 days a week. Please have this Notice available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: Internet/Mobile – Access the Internet and go to www.investorelections.com/gcp . Follow the instructions to log in, and order copies. Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. Email – Send us an email at paper@investorelections.com with “GCP Materials Request” in the subject line. The email must include: The 11-digit control # located in the box in the upper right hand corner on the front of this notice. Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials. If you choose email delivery you must include the email address. If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email. To register for the virtual meeting along with voting your shares, please follow the instructions below: Visit register.proxypush.com/gcp on your smartphone, tablet or computer. You will need the latest versions of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Please ensure your browser is compatible. As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting.